UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 29, 2020

S&P Global Inc.

(Exact name of registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Water Street New York, New York	10041
(Address of principal executive offices)	(Zip code)

(212) 438-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Exchange
Common Stock (par value $1.00 par value)	SPGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 29, 2020, S&P Global Inc., a New York corporation (the “Company”), IHS Markit Ltd., a Bermuda exempted company limited by shares (“IHS”) and Sapphire Subsidiary, Ltd., a Bermuda exempted company limited by shares and a wholly owned subsidiary of the Company (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into IHS (the “Merger”), with IHS continuing as the surviving company of the Merger and a wholly owned subsidiary of the Company. The respective boards of directors (the “Board of Directors”) of the Company and IHS have unanimously approved the Merger Agreement and the transactions contemplated thereby.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each common share, par value $0.01 per share, of IHS (“IHS Common Shares”) issued and outstanding (other than IHS Common Shares held in treasury or for which appraisal rights have been perfected pursuant to the Companies Act 1981 of Bermuda) will be converted into the right to receive 0.2838 (the “Exchange Ratio”) newly issued shares of common stock, par value $1.00 per share, of the Company (“Company Common Shares”), with cash in lieu of fractional Company Common Shares, without interest.

In addition, equity awards of IHS outstanding immediately prior to the Effective Time will generally be converted into Company equity awards based on the Exchange Ratio with the same terms and conditions as of immediately prior to the Effective Time, subject to certain exceptions. Each IHS performance share unit award, other than such awards granted in the calendar year that the Effective Time occurs (a “Final Cycle PSU Award”), will be converted into a Company restricted share unit award based on the Exchange Ratio (assuming target performance), with the same terms and conditions. Each Final Cycle PSU Award will be converted into a Company performance share unit based on the Exchange Ratio, subject to actual performance of the same goals that apply to Company performance share units that have otherwise been granted in the same year and the holder’s continued employment for a specified period of time following the Effective Time.

Immediately following the closing of the Merger, four independent directors of the Board of Directors of IHS, who shall be proposed by IHS and reasonably acceptable to the Company, will be appointed to the Board of Directors of the Company. Until the Company’s 2024 annual shareholders meeting, each committee of the Board of Directors of the Company will have at least one such IHS director appointee for so long as there are at least two such IHS director appointees on the Board of Directors of the Company.

The closing of the Merger is subject to satisfaction or waiver of certain conditions, including: (1) the approval and adoption of the Merger Agreement by an affirmative vote of the holders of a majority of the votes cast at the IHS shareholder meeting; (2) the approval of the issuance of the Company Common Shares in the Merger (the “Company Share Issuance”) by an affirmative vote of the holders of a majority of the votes cast at the Company shareholder meeting; (3) obtaining antitrust approvals in the United States and antitrust and regulatory approvals in certain other jurisdictions (including the EU) (without the imposition of any regulatory material adverse effect); (4) the absence of any legal restraint issued by any court or governmental entity of competent jurisdiction preventing consummation of the Merger or, with respect to required regulatory or antitrust approvals, imposing conditions that result in a regulatory material adverse effect; (5) effectiveness of the registration statement on Form S-4; (6) approval for listing on the New York Stock Exchange of the Company Common Shares to be issued in the Merger; (7) accuracy of each party’s representations and warranties, subject in most cases to materiality or material adverse effect qualifications; and (8) material compliance with each party’s covenants.

The Merger Agreement contains customary representations and warranties by each party. The Company and IHS have also agreed to various customary covenants and agreements, including, among others, to conduct, subject to certain exceptions, their business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the Effective Time.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, each party will be subject to certain restrictions on its ability to solicit alternative transaction proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative transaction proposals, subject to customary exceptions. In addition, the Merger Agreement contains covenants that require each of the Company and IHS to call and hold a shareholder meeting and, subject to certain exceptions, require each of the Board of Directors of the Company and IHS to recommend to its shareholders to approve and adopt the Merger Agreement and the transactions contemplated thereby or approve the Company Share Issuance, as applicable.

The Merger Agreement contains certain termination rights for each of the Company and IHS, including in the event that (1) the Merger is not consummated on or before November 29, 2021, subject to each party having the right under certain conditions to unilaterally extend such date until May 29, 2022, (2) the failure to obtain the approval of the Company Share Issuance by the shareholders of the Company or the approval and adoption of the Merger Agreement and the transactions contemplated thereby by the shareholders of IHS, or (3) if any restraint having the effect of preventing the consummation of the Merger shall have become final and nonappealable or if any governmental entity that must grant a requisite regulatory approval has denied approval of the Merger or if such approval is conditioned upon the imposition of a regulatory material adverse effect and such denial or conditional approval shall have become final and nonappealable. In addition, the Company and IHS can each terminate the Merger Agreement prior to the shareholder meeting of the other party if, among other things, the other party’s Board of Directors has changed its recommendation that its shareholders approve and adopt the Merger Agreement and the transactions contemplated thereby, or approve the Company Share Issuance, as applicable, or has failed to make or reaffirm such recommendation in certain circumstances, or in the event of a material breaches of the non-solicitation obligations.

If the Merger Agreement is terminated because (1) the Board of Directors of a party changes its recommendation in respect of the transaction; or (2) a party enters into or consummates an agreement for an alternative transaction within twelve months following termination under certain circumstances, such party must pay a termination fee of $1,075,000,000 (payable by IHS) or $2,380,000,000 (payable by the Company), as applicable.

The foregoing description of the Merger Agreement is qualified in its entirety to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company and IHS. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by each of the Company and IHS in connection with the signing of the Merger Agreement. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and IHS rather than establishing matters as facts and were made only as of the date of the Merger Agreement (or such other date or dates as may be specified in the Merger Agreement). Accordingly, the representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about Company or IHS.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 29, 2020, by and among S&P Global Inc., IHS Markit Ltd. and Sapphire Subsidiary, Ltd.*

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission (the “SEC”) upon request.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which the Company and IHS operate and beliefs of and assumptions made by the Company management and IHS management, involve uncertainties that could significantly affect the financial or operating results of the Company, IHS or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will, ” “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the transaction involving the Company and IHS, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the proposed transaction to shareholders, employees, customers and other constituents of the combined company, the outcome of contingencies, future actions by regulators, changes in business strategies and methods of generating revenue, the development and performance of each company’s services and products, integrating our companies, cost savings, the expected timetable for completing the proposed transaction, general conditions in the geographic areas where we operate and our respective effective tax rates, cost structure, dividend policy, cash flows or liquidity — are forward-looking statements.

These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; (ii) the ability of the Company and IHS to obtain shareholder approval for the proposed transaction; (iii) uncertainty relating to the impact of the proposed transaction on the businesses of S&P Global and IHS, including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction and changes to existing business relationships during the pendency of the acquisition that could affect the Company’s and/or IHS’s financial performance; (iv) the ability of the Company to successfully integrate IHS operations and retain and hire key personnel; (v) the ability of the Company to implement its plans, forecasts and other expectations with respect to IHS’s business after the consummation of the proposed transaction and realize expected synergies; (vi) business disruption following the proposed transaction; (vii) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the upcoming U.S. presidential transition, the United Kingdom’s withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (viii) the ability of the Company and IHS to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (ix) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (x) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xi) changes in debt and equity markets, including credit quality and spreads; (xii) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xiii) changes in financial markets, capital, credit and commodities markets and interest rates; (xiv) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (xvi) those additional risks and factors discussed in reports filed with the SEC by the Company and IHS from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s or IHS’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, each of the Company and IHS disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, the Company and IHS will file relevant materials with the SEC, including a registration statement on Form S-4 filed by the Company to register the shares of the Company’s common stock to be issued in connection with the proposed transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of the Company and IHS seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, IHS AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, or from IHS at its website. Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.spglobal.com under the heading Investor Relations, or, alternatively, by directing a request by telephone to 866-436-8502 (domestic callers) or 212-438-2192 (international callers) or by mail to the Company at Investor Relations, S&P Global Inc., 55 Water Street, New York, NY 10041, and documents filed with the SEC by IHS will be available free of charge by accessing IHS’s website at www.ihsmarkit.com under the heading Investor Relations or, alternatively, by directing a request by telephone to 303-790-0600 or by mail to IHS at IHS Markit Investor Relations and Corporate Communications, 15 Inverness Way East, Englewood, CO 80112.

Participants in the Solicitation

The Company, IHS and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and IHS in respect of the proposed transaction under the rules of the SEC. Information about IHS’s directors and executive officers is available in IHS’s Form 10-K for the year ended November 30, 2019, proxy statement dated February 28, 2020 for its 2020 Annual General Meeting of Shareholders, and certain of its Current Reports on Form 8-K. Information about the Company directors and executive officers is available in the Company’s Form 10-K for the year ended December 31, 2019, proxy statement dated March 30, 2020 for its 2020 Annual Meeting of Shareholders, and certain of its Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or IHS using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P GLOBAL INC.

Date: November 30, 2020	By:	/s/ Alma Rosa Montanez
	Name:	Alma Rosa Montanez
	Title:	Assistant Corporate Secretary & Associate General Counsel